2005 Stock Offering

SAFE HARBOR This presentation contains forward-looking statements. These statements are based on management's current expectations and are subject to a number of uncertainties and risks including, but not limited to, the company's failure to generate increased earning assets, sustain credit losses, maintain adequate net interest margin, control fluctuations in operating results, maintain liquidity to fund assets, and retain key personnel. Actual results may differ materially.

Offering Overview Price per share $17.00 Number of shares 588,235 Approximate Offering Size $10.0 million Distribution Plan *Preference given to existing shareholders and customers *Direct offering by the Company *Local informational meetings Ticker (OTCBB) IMCB.OB Expected Close Dec 1, 2005 Use of Proceeds Working Capital Support Growth

Capital Calculations Panhandle State Bank Well Capitalized Requirement 9/30/05 Pro-Forma Tier 1 Leverage Ratio 5.00% 7.81% 9.08% Tier 1 Risk Based Capital Ratio 6.00% 8.91% 10.35% Total Risk Based Capital Ratio 10.00% 10.16% 11.58% Intermountain Community Bancorp Tier 1 Leverage Ratio 5.00% 8.13% 9.45% Tier 1 Risk Based Capital Ratio 6.00% 8.89% 10.33% Total Risk Based Capital Ratio 10.00% 10.15% 11.56%

Investment Highlights Experienced, proven and dedicated Board, management and staff Improving margin and increasing earnings Strong balance sheet growth, both organic and through acquisition Strong Credit Quality Stable, diversified, growing markets

Bonners Ferry Priest River Ponderay Sandpoint Weiser Payette Ontario Caldwell Nampa Rathdrum Coeur d'Alene Post Falls Intermountain Community Bank Panhandle State Bank Intermountain Community Bancorp Gooding Twin Falls Magic Valley Bank MARKET SHARE Spokane Valley

Market Share: PSB As of: June 2005 Includes Bonner, Boundary & Kootenai Counties Wells Fargo PSB MWB BofA USB WTB IIB WAMU 1st Bank Bank CDA Sterling Market Share 0.21 0.15 0.13 0.127 0.114 0.082 0.065 0.03 0.03 0.025 0.018

Market Share: ICB Wells Fargo USB Home Fed ICB F&M Wash Fed Key WAMU BofA Zions IIB BofW 1st Bank Market Share 0.1882 0.1514 0.112 0.1028 0.1 0.06 0.05 0.05 0.04 0.04 0.04 0.03 0.023 As of: June 2005 Includes Canyon, Payette, Washington and Malheur Counties

Market Share: MVB Farmers NB Wells Fargo 1st FSB USB DL Evans MVB Zions Wash Fed BofA Market Share 0.21 0.2 0.2 0.1048 0.077 0.06 0.04 0.03 0.0254 As of: June 2005 Includes Twin Falls and Gooding Counties

Market Share: IMCB As of: June 2005 County # of Branches Deposits ($mil) Rank in Market 2005 Market Share 2005 Market Share 2004 Bonner, ID 3 211.3 1 47% 45% Malheur, OR 1 69.9 2 24% 23% Twin Falls, ID 1 56.8 6 5.7% 5.4% Kootenai, ID 3 53.5 9 3.6% 3.3% Boundary, ID 1 46.4 1 42% 42% Canyon, ID 2 43.7 9 3.9% 3.2% Payette, ID 1 33.0 2 18% 17% Washington, ID 1 24.0 2 22% 20% Gooding, ID 1 14.1 5 10.5% 10.7% Spokane, WA* 1 0.0 0 0 0 *Spokane branch opened in June 2005

Vision & Values A Personal Relationship Every Customer Values for Life! No excuses- Leadership Hit Conflict Head-On (issues, not people) Playful Celebration Sense of Urgency Deep Sense of Caring High Expectations The Right People

Our Board & Management Commitment to NASDAQ Corporate Governance Standards; Commitment to independence, diversity, knowledge, community leadership and collegiality; Curt Hecker, age 45, President and Chief Executive Officer 10 years with Panhandle and 23 years in banking; Jerry Smith, age 49, Executive Vice President, Bank Administration. 6 years with Panhandle and 27 years in banking; Doug Wright, age 41, Executive Vice President and Chief Financial Officer. 3.5 years with Panhandle and 19 years in banking; John Nagel, age 54, Senior Vice President and Chief Credit Officer. 5 years with Panhandle and 32 years in banking; and Pam Rasmussen, age 45, Senior Vice President and Chief Operating Officer. 5 years with Panhandle/Magic Valley and 16 years in banking

Exactly Like No Other Bank Supporting business plans crafted by line bankers Combining people and technology Relationship banking and network marketing Maintaining small and local while growing larger Significant reinvestment of our resources in the communities in which we operate Pursuing strategic acquisitions of community banks

IMCB PERFORMANCE Exactly Like No Other Bank

2002 2003 2004 YTD 2005 EPS GROWTH 0.262 0.358 0.11 0.367 ASSET GROWTH 0.214 0.4248 0.4595 0.507 Note: YTD 2005 EPS and Asset growth are compared against the period as of or for the YTD ending 9/30/04. Continued EPS & Asset Growth

Value of a $10,000 investment in IMCB stock Value of a $10,000 investment in IMCB stock Value of a $10,000 investment in IMCB stock As of 9-30-05 Period Rate Of Return Value One Year 15.89% $ 11,589.00 Five Years 27.18% $ 33,269.96 Since Inception (Dec. 1981) 17.43% $ 473,981.32 Building Shareholder Value

2000 2001 2002 2003 2004 9/30/05 Market Cap ($ Mil) $22.7 $23.8 $32.6 $67.0 $100.0 $102.3

Real Estate 57.5 70 161 195 276 Agriculture 29.5 42 51 79 88 Commercial 57.7 71 60 120 142 Consumer 12 12.4 16 25 32 Production 163.4 211.2 273.9 404.7 428.5 Loan Portfolio ($ in millions) $158 $195 $287 $419 $538 % of Variable Rate Loans to Total Loans 2001 55.1% 2002 59.6% 2003 62.9% 2004 66.1% 2005 65.0% 2001 Sept 2005 2004 2002 2003

2000 2001 2002 2003 2004 YTD 2005 Reserves/Total Loans 0.0161 0.0161 0.0164 0.0173 0.0162 0.0159 Non-Performing Assets/Total Assets 0.0019 0.0044 0.0021 0.0031 0.0039 0.0014 Net Charge-offs/Average Loans 0.0033 0.0027 0.0047 0.0025 0.0013 0.000923 Healthy Reserves & Great Asset Quality

2000 2001 2002 2003 2004 Sept 2005 Demand 34 29 57 76 110 137 Now & Money Market 61 82 84 114 171 211 Savings & IRA 22 19 26 46 61 72 CDs 58 65 76 108 159 173 Deposit Mix ($ in millions) $174 $195 $244 $345 $501 $593

1999 2000 2001 2002 2003 2004 'Sept 2005 Assets 164.2 195.9 236.8 287.4 409.8 597.7 730.8 L/D Ratio 0.64 0.67 0.81 0.8 0.83 0.84 0.91 Balance Sheet Growth

4 Branches 5 Branches 6 Branches 9 Branches 10 Branches 15 Branches 12 Branches Expansion & Growth

Key Performance Ratios 2000 2001 2002 2003 2004 YTD 2005 ROAA 1.29% 0.91% 1.01% 0.98% 0.92% 1.04% ROAE 14.1% 10.0% 11.7% 14.2% 13.0% 14.5% NIM* 5.40% 5.22% 5.60% 4.59% 4.50% 4.72% Efficiency 60.2% 66.5% 68.9% 72.2% 72.2% 64.5% Tang. Assets/Tang. Equity 9.25% 8.91% 8.32% 6.20% 5.46% 5.24% FTE's 96 123 157 203 270 315 * Note: Certain components of net interest income have been reclassified beginning January 1, 2003. The reclassification limits comparability of pre-2003 numbers to later years.

Earnings for the nine months ending September 30, 2005 exceed $5.1 million, a 57.0% increase over the same period last year Total assets increased 50.6% over the same period last year to $730.8 million Book Value per share increased 38.0% to $8.57 per share Loan balances increased by 68.9% over the same period last year to $537.9 million September 2005 Highlights

Why Invest in IMCB? Strong, committed board and management team Proven growth strategy and execution Increasing profits Dominant market share in established markets; rapidly growing market share in new markets Outstanding, experienced local staff Deep commitment to our communities;

"A personal relationship every customer values for life"